Revenues (Tables)	12 Months Ended
Dec. 31, 2020
Revenues
Schedule of disaggregation of revenue from contracts with customers

	Year Ended December 31,
Pharmaceutical Product	2020	2019
Upneeq net product sales	$526	$—
Osmolex	1,416	439
Net product sales	1,942	439
Royalty revenue	820	763
Licensing revenue	25,000	—
Total revenues	$27,762	$1,202